AZZ Inc. Q1 FY2023 Earnings Release Presentation July 11, 2022

Q1 FY2023 EARNINGS PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental mandates regarding the same. We also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot- dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q1 FY2023 EARNINGS PRESENTATION In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance given the influx of merger and acquisition and divestiture activities, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 3

Q1 FY2023 EARNINGS PRESENTATION Company Highlights ✓ Significantly advanced previously announced strategic and financial initiatives to enhance shareholder value ▪ AZZ completed several actions following recommendations emanating from our comprehensive Board-led review of our portfolio – driving the efforts on becoming a ‘pure play’ metal coatings enterprise ❖ We completed the acquisition of Precoat Metals on May 13, 2022, adding about $800 million in run-rate revenue with strong profitability ❖ We entered into a definitive agreement to sell a 60% majority stake in the Infrastructure Solutions Segment(1) for estimated proceeds of $228 million on June 23, 2022 ✓ Expanded operating segments to three; AZZ Metal Coatings (AMC), AZZ Precoat Metals (APM), and AZZ Infrastructure Solutions (AIS) ▪ Metal Coatings set new operating records for sales and income in Q1-2023 ▪ Precoat Metals contributed sales and operating margins in line with expectations for ½ month ▪ Infrastructure Solutions bookings, backlog and operating income up significantly over prior year first quarter 4 (1) Excludes AZZ Crowley Tubing, Company’s original entity when business started in 1956.

Q1 FY2023 EARNINGS PRESENTATION Q1 FY2023 Sales and Segment Market Highlights Q1 Fiscal 2023 Consolidated Sales: $314 million Metal Coatings Segment $160.8M Infrastructure Solutions Segment $109.9M AZZ Metal Coatings (AMC) • Total pounds of steel galvanized up 8.1% with almost all served markets providing increased opportunities • Effectively managed inflationary pressures and labor constraints while maintaining strong customer service • Results include full quarter for recently acquired DAAM and Steel Creek galvanizing businesses AZZ Infrastructure Solutions (AIS) • Continued bookings above sales levels; increasing backlog in both Switchgear and Enclosures product lines • Transmission and Distribution markets remain strong, and battery energy storage provides new growth opportunities • WSI sales were 5% lower in spite of Refinery utilization rates returning to normal due to some projects delaying until later in the year 5 +25.9% vs. Q1 FY2022 +7.6% vs. Q1 FY2022 Precoat Metals Segment $43.7M Segment Market Highlights AZZ Precoat Metals (APM) • Consummated purchase May 13th with immediate integration activities commencing • Pre-acquisition record-level sales and EBITDA driven by strong volumes across most markets

AZZ
Q1 FY2023 EARNINGS PRESENTATION

Q1 Fiscal Year 2023 Summary – AZZ Consolidated Results

In $millions, except percentages and per share amounts

Sales

+37%


$229.8
$314.4
FY2022
FY2023

- First quarter sales were up 18% versus prior year when APM is excluded
- Strong demand within both AMC and AIS drove sales growth
- APM added $43.7 sales in the quarter

EBITDA

+27% / (a) +41%


$42.8
$54.3
$60.2
FY2022
FY2023
FY2023 (a)

- Flow through from higher Sales, particularly AMC
- Includes one-time acquisition and transaction-related costs

Net Income

+8% / (a) +61%


$22.3
$24.1
$35.9
FY2022
FY2023
FY2023(a)

- Continued strong operational performance across the Segments
- Adjusted Net Income Q1-23 impacted by acquisition related expenditures

Diluted EPS

+9% / (a) +59%


$0.88
$0.96
$1.40
FY2022
FY2023
FY2023(a)

- Improved earnings across all Segments
- Q1 adjusted results include $0.44 of EPS related to acquisition and transaction-related expenditures, higher interest, depreciation and amortization expenses, and excludes Precoat earnings contribution

Note: See slide 13 for reconciliation of GAAP to Non-GAAP

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AZZ
Q1 FY2023 EARNINGS PRESENTATION

Q1 FY2023 Segment Results – Metal Coatings

In millions $ except percentages

Key Statistics

FY2022 Sales	$127.7
Organic	$26.0
Acquisitions	$7.1
FY2023 Sales	$160.8

Sales
+26%


$127.7
$160.8
FY2022
FY2023

Operating Income
+41%


$31.6
24.7%
$44.4
27.6%
FY2022
FY2023

EBITDA
+35%


$39.1
$52.7
FY2022
FY2023

AZZ Metal Coating Segment Summary:

- Record level results for Sales, Operating Income and EBITDA
- Operating margins of 27.6% for the current quarter were a result of strong operational execution, price, and mix of products galvanized
- Galvanizing volumes increased by 8.1% over prior year first quarter
- Generated 20% in organic sales growth and benefitted from first full quarter of sales from recent Steel Creek (South Carolina) and DAAM Galvanizing (Canada) acquisitions
- Increased costs in Galvanizing (zinc, labor, acid, energy) continued to be offset by operating efficiencies, productivity and value pricing

7

Q1 FY2023 EARNINGS PRESENTATION AZZ Precoat Metals Q1-2023 Pro Forma Results Actual – Partial May (5/14 to 5/31) • Sales of $43.7M • Operating Income of $6.6M, or 15.2% of sales • EBITDA of $9.8M, or 22.4% of sales Pro Forma Q1 - Actual vs Prior • Record Sales, EBITDA and Cash for Q1 • Attempting to keep pace with price increases to offset higher paint and other expenses • Targeted operational performance opportunities offset by increased paint blend cell savings • Warehousing volume of customer steel and aluminum has increased significantly, improving outlook, and resulting in some increased logistics expenditures 8 Note: May 31, 2022, operating income and EBITDA adjusted for $34m AZZ/ Sequa Transaction Costs Pro Forma as of May 31, 2022 Pro Forma as of May 31, 2021 $ Change % Chang e Net Sales 236.8$ 169.6$ 67.2$ 39.6% Gross Margin 56.6$ 39.9$ 16.7$ 41.9% Gross Margin % 23.9% 23.5% 40 bps Operating Income 45.4$ 28.9$ 16.5$ 57.1% Operating Margin % 19.2% 17.0% 220 bps EBITDA 54.1$ 38.6$ 15.5$ 40.2% EBITDA Margin % 22.8% 22.8% -

Q1 FY2023 EARNINGS PRESENTATION Q1 FY2023 Segment Results – Infrastructure Solutions • AIS off to a solid start, led by sales and operating income improvement within the Electrical Platform • Backlog increased year-over-year by $121.3M, or 65.2% • WSI had slightly lower sales, as compared to the same quarter prior year, as some projects pushed to later in the year • Subsequent event – announced definitive agreement to divest 60% of AIS through Joint Venture arrangement In millions $ except percentages Key Statistics FY2022 Book to Sales 1.00 to 1 AZZ Infrastructure Solutions Segment (AIS) Summary: FY2023 Book to Sales 1.01 to 1 FY 2022 Sales $102.1 FY2023 Sales $109.9 9 Sales $102.1 $109.9 FY2022 FY2023 +7.6% Operating Income +33.5% EBITDA +11.5% $9.6 $12.9 FY2022 FY2023 $13.7 $15.3 FY2022 FY2023 9.4% 11.7%

Q1 FY2023 EARNINGS PRESENTATION Q1 FY2023 Consolidated Results 10 (1) – Increase in shares directly attributable to Preferred Equity shares accounted for on the “as converted” method of accounting.

Q1 FY2023 EARNINGS PRESENTATION Q1 FY2023 AZZ Consolidated Cash Flow Highlights In millions, except for percentages Q1 FY 2023 Q1 FY 2022 Cash flows provided from operating activities $23.3 $11.1 Less: Capital Expenditures $(7.8) $(7.5) Free Cash Flow $15.5 $3.6 Net Income $24.1 $22.3 Free Cash Flow / Net Income 64.3% 16.1% Acquisition of Subsidiaries, net of cash acquired $1,299.2 $0.0 Payment of Dividends $(4.2) $(4.2) Share Repurchases $0 $6.3 11

Q1 FY2023 EARNINGS PRESENTATION Capital Allocation Focused on Growth $7.8 $1,299.0 $0.0 $4.2 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 Capital Expenditures Acquisitions Share Repurchases Dividends Capital Expenditures Acquisitions Share Repurchases Dividends Q1 2023 Capital Deployment In millions • Safety, Health and Environmental • Productivity and capacity initiatives • General maintenance and sustainability • Focused on APM onboarding and completing the regulatory process for the AIS joint venture • No share repurchases in the quarter • Approved first quarter FY2023 dividend G ro w th Sh ar eh o ld er R et u rn 12

AZZ
Q1 FY2023 EARNINGS PRESENTATION

Q1 FY2023 GAAP to Non-GAAP Diluted Earnings Per Share Reconciliation


$0.88
$0.96
$0.45
$0.04
$0.22
$0.13
$0.26
$0.14
$1.40
Q1-FY22 Report EPS
Q2-FY23 Report EPS
Precoat acquisition
AIS JV divestiture
Interest
Amortization/Depr.
Precoat May Contribution
Taxes @ 24%
EPS, As Adjusted

- EPS impacted by transaction-related costs, higher interest and higher amortization related primarily to the Precoat Acquisition and AIS definitive agreement
- Interest cost significantly higher on the financing of the Precoat $1.3 billion acquisition; including $1.3B Term Loan and $240 million in Blackstone preferred equity
- Preliminary purchase accounting increased amortization related to intangible assets associated with the Precoat Acquisition. Company continuing to evaluate purchase accounting and expects further adjustments over the next couple quarters.

Note: The charts provide a reconciliation of the "as reported" U.S. GAAP financial results to the "as adjusted" non-GAAP financial results, reflecting the impact of excluding Precoat Metals financial contribution since the acquisition on May 13, 2022.

13

AZZ
Q1 FY2023 EARNINGS PRESENTATION

Rapid De-levering with Prudent Balance Sheet Management

Net Leverage *(Net Debt / Pro Forma LTM Adjusted EBITDA)*


5.0
4.7
4.0
3.5
3.0
Pro Forma 2/28/2022 (1)
Actual Q1-2022
Effect of Blackstone Preferred 7/13/22
Pro Forma AIS JV (2)
FY24 Target

- ❑ Leverage ratio of 5.0x was "as modeled" in acquisition financing
- ❑ Completed Q1-2023 at 4.7x
- ❑ Upon Proxy approval, subordinated notes become exchangeable into preferred equity
- ❑ Divestiture proceeds of $228M expected to quickly reduce leverage upon close
- ❑ Company's long-term leverage target remains 2.5x to 3.0x

Near-Term Focus on Rapid Deleveraging

- Strong free cash flow generation supports deleveraging priority and future growth
- Closely evaluated capital spending and cost management allow for quicker debt reduction

(1) - Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions.
(2) - Assumes $228 million in divestiture proceeds upon closing, using same assumptions as Pro Forma 2/28/2022.

14

Key Indicators And Financial Guidance 15

Q1 FY2023 EARNINGS PRESENTATION 16 ✓ Metal Coatings Segment ▪ Markets remain, generally, strong with plenty of opportunities before us ▪ Fabrication activity remains solid for Q2; some customers experiencing intermittent steel shortages ▪ Surface Technology customers are returning to normal production levels in most markets ▪ The 2nd half of FY2023 zinc costs in our kettles will continue to rise ✓ Precoat Metals Segment ▪ Stable market conditions and Supply Chain Solutions (SCS) growth ▪ Market drivers include customer conversion to pre-painted steel and aluminum, as well as higher imported metals volume ▪ Inflationary pressures and logistical costs ✓ Infrastructure Solutions Segment ▪ Industrial platform ❖ Fall turnaround season expected to improve over prior year ❖ Potential for pandemic-related travel constraints ▪ Electrical platform ❖ Continued strong bookings expected in second quarter and beyond ✓ Corporate ▪ Continue to monitor cash flow, customer credit, expenses and ensure effective capital deployment Key Indicators All businesses are battling labor shortages and supply chain constraints, while finding ways to achieve plans and keep customers satisfied

Q1 FY2023 EARNINGS PRESENTATION Fiscal Year 2023 – Financial Guidance • We are not issuing Full Year guidance at this time due to the recently announced transactions o Precoat Metals acquisition, which closed on May 13, 2022 o Divestiture of 60% stake in AIS announced on June 23, 2022 • 2nd Quarter Financial Outlook (1) o Sales of $480 to $510 million o EBITDA of $90 to $110 million • Assumptions utilized in Outlook o AIS included in results for entire 2nd quarter o Full-quarter results for AZZ Precoat Metals o Subject to further purchase accounting evaluation and updates 17 (1) 2nd quarter financial outlook based upon information currently available, including assumptions related to ongoing purchase accounting evaluation.

Q1 FY2023 EARNINGS PRESENTATION ✓ AZZ has taken the actions necessary to become a ‘pure play’ metal coatings leader in North America ✓Our focus is on expanding our leading market positions in both AZZ Metal Coatings as well as recently acquired AZZ Precoat Metals to position the Company to remain the leader in the pre- and post-fabrication metal coatings markets ✓ In the shorter term our focus is on completing the announced AIS transaction, seamlessly onboarding Precoat Metals and paying down debt Strategic Direction 18

Q&A

Reg “G” Tables

Q1 FY2023 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA 21 In millions Consolidated Q1 FY 23 Consolidated Q1 FY 22 GAAP Net Income $24.1 $22.3 Adjustments to reconcile GAAP to non-GAAP Financial Measures: Interest Expense 7.5 1.7 Income Tax Expense 7.6 7.6 Depreciation and Amortization Expense 15.1 11.1 Total GAAP adjustments $30.2 $20.4 Non-GAAP EBITDA (1) $54.3 $42.7 Acquisition Costs 12.6 0.0 Precoat Contribution (6.7) 0.0 Adjusted EBITDA $60.2 $42.7 (1) - Refer to slide 13 for detailed walk-forward and summary of the expenditures incurred for acquisition and transaction-related activities for the current quarter.

Q1 FY2023 EARNINGS PRESENTATION Non-GAAP Segment Disclosure (Metal Coatings. Infrastructure Solutions and Precoat Metals) In millions Metal Coatings Q1 Fiscal Year 2023 Metal Coatings Q1 Fiscal Year 2022 Infrastructure Solutions Q1 Fiscal Year 2023 Infrastructure Solutions Q1 Fiscal Year 2022 GAAP Operating Income $44.4 $31.6 $12.9 $9.6 Adjustments to reconcile GAAP to non-GAAP Financial Measures: Other (Income) / Expense 0.0 0.0 (0.8) 0.9 Interest Expense 0.0 0.0 0.0 0.0 Depreciation and Amortization Expense 8.3 7.4 3.3 3.2 Total GAAP adjustments $8.3 $7.4 $2.5 $4.1 Non-GAAP EBITDA $52.7 $39.0 $15.4 $13.7 22 Precoat Metals Q1 Fiscal Year 2023 $6.6 0.0 0.0 3.2 $3.2 $9.8

Q1 FY2023 EARNINGS PRESENTATION $(millions) except share information As Reported Adjustment F/N As Adjusted Sales $ 314.4 - $ 314.4 Gross Profit 84.5 - 84.5 Gross Margin 26.9% 26.9 % SG&A 31.9 (2.3) 34.2 Acquisition and transaction related expenditures 12.6 (12.6) - Operating Profit 40.0 14.9 (1) 54.9 Operating Margin 12.7% 16.7 % Other (income) / expense, net 0.8 - 0.8 Interest 7.5 - 7.5 Tax 7.6 (3.6) (2) 4.6 Net Income $ 24.1 $ - $ 42.0 Diluted shares outstanding 25,675 0 24,870 Diluted EPS $ 0.96 $ 0.44 $ 1.40 Depreciation and Amortization $ 15.1 $ - $ 15.1 EBITDA $ 54.3 $ - $ 67.6 EBITDA Margin 17.3% 21.5% Footnotes: (1) Includes Precoat acquisition and AIS divestiture acquisition and transactions costs, respectively. (2) Tax benefit estimated at 24%. Current Quarter to date Non-GAAP Disclosure of Metal Coatings. Infrastructure Solutions and Precoat Metals EBITDA 23